UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 14, 2004
                                                    (October 7, 2004)


                       GRAHAM PACKAGING HOLDINGS COMPANY
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Pennsylvania                     333-53603-03              23-2553000
-------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission           (IRS Employer
      incorporation)                  File Number)          Identification No.)


     2401 Pleasant Valley Road, York, Pennsylvania              17402
-------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (717) 849-8500
                                                    ---------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         In connection with the completion of the acquisition (see Item 2.01 below for further details) (the "Acquisition") by Graham Packaging Company, L.P. ("Graham") of the blow-molded plastic container business of Owens-Illinois, Inc. ("O-I") and the refinancing of substantially all of the outstanding indebtedness of Graham Packaging Holdings Company (the "Company") and its subsidiaries (the "Refinancing"), Graham, GPC Capital Corp. I ("GPC") and the Company have entered into the following agreements:

Senior Secured Credit Facilities

         First Lien Credit Agreement

         The Company, Graham, and GPC have entered into the first lien credit agreement (the "First Lien Credit Agreement"), dated as of October 7, 2004 (the "Closing Date"), with the lenders party hereto from time to time (the "First Lien Lenders"), Citigroup Global Markets Inc., as syndication agent ("Citigroup"), Goldman Sachs Credit Partners, L.P. ("Goldman"), General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents. The First Lien Lenders have extended credit, subject to the terms and conditions therein, in the form of (a) B term loans on the Closing Date and the date of the redemption of any previously existing senior or senior subordinated notes (the "Prior Notes") that remain outstanding after the Closing Date (the "Redemption Date"), in an aggregate principal amount not in excess of $1,450,000,000, (b) revolving loans and swing line loans at any time and from time to time prior to the sixth anniversary of the Closing Date (the "Revolving Credit Maturity Date"), in an aggregate principal amount at any time outstanding not in excess of the difference between (i) $250,000,000 and
(ii) the current outstanding letters of credit amount at such time and (c) letters of credit, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate stated amount at any time outstanding not in excess of $75,000,000. The proceeds of the B term loans will be used
(x) on the Closing Date, (i) to effect the Acquisition and the Refinancing and
(ii) to pay related fees, expenses and other transaction costs, and (y) on the Redemption Date to redeem the Prior Notes that were not surrendered to the Company or Graham, as the case may be, prior to the Closing Date pursuant to a tender offer for such Prior Notes. The proceeds of revolving loans will be used for general corporate purposes. The letters of credit and swing line loans will be used for general corporate purposes.

         The foregoing description of the First Lien Credit Agreement is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

         Second Lien Credit Agreement

         The Company, Graham and GPC, in order to obtain additional financing for the Acquisition and the Refinancing, have entered into the second lien credit agreement (the "Second Lien Credit Agreement"), dated as of October 7, 2004, among the Company, Graham, GPC, the lenders party hereto from time to time (the "Second Lien Lenders"), Citigroup, as syndication agent, Goldman, General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents. The Second Lien Lenders have extended credit, subject to the terms and conditions therein, in the form of second-lien loans on the Closing Date, in an aggregate principal amount not in excess of $350,000,000. The proceeds of the second-lien loans were used on the Closing Date (i) to effect the Acquisition and the Refinancing and (ii) to pay related fees, expenses and other transaction costs.

         The foregoing description of the Second Lien Credit Agreement is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

Senior and Senior Subordinated Note Indentures

         In connection with the Acquisition and the Refinancing, Graham and GPC issued $250,000,000 of 8 1/2% Senior Notes due 2012 (the "Senior Notes") pursuant to the terms of an indenture by and among Graham, GPC, the Company, as parent guarantor, certain subsidiaries of Graham, as subsidiary guarantors, and The Bank of New York, as trustee (the "Senior Note Indenture"). In addition, Graham and GPC also issued $375,000,000 of 9 7/8% Senior Subordinated Notes due 2014 (the "Senior Subordinated Notes") pursuant to the terms of an indenture by and among Graham, GPC, the Company, as parent guarantor, certain subsidiaries of Graham, as subsidiary guarantors, and The Bank of New York, as trustee (the "Senior Subordinated Note Indenture"). The proceeds from the issuance of the Senior Notes and the Senior Subordinated Notes were used on the Closing Date (i) to effect the Acquisition and the Refinancing and (ii) to pay related fees, expenses and other transaction costs.

         The foregoing descriptions of the Senior Note Indenture and the Senior Subordinated Note Indenture are qualified in their entirety by the full text of such documents, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

         On October 7, 2004, Graham completed its acquisition of the blow-molded plastic container business of O-I, pursuant to the terms of a stock purchase agreement dated as of July 28, 2004 and amended as of October 7, 2004 (the "Stock Purchase Agreement"). Graham acquired the blow-molded plastic container business of O-I by purchasing the stock of certain of O-I's wholly owned subsidiaries. Pursuant to the terms of the Stock Purchase Agreement, Graham paid total cash consideration of $1.2 billion, which is subject to certain post-closing adjustments. The source of the funds for the acquisition was from refinancing transactions, including borrowings under the First Lien Credit Agreement and the Second Lien Credit Agreement and the proceeds received from the issuance of the Senior Notes and the Senior Subordinated Notes (See Item 1.01 above for further details).

         The foregoing description of the Stock Purchase Agreement is qualified in its entirety by the full text of such document, which is incorporated by reference herein. A press release, dated October 7, 2004, discussing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

         a. Financial statements of business acquired.

         Financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date this initial report on Form 8-K must be filed.

         b. Pro forma financial information.

         Pro forma financial information required by this Item will be filed by amendment not later than 71 calendar days after the date this initial report on Form 8-K must be filed.

         c. Exhibits.

         Exhibit No.          Description
         -----------          -----------

         2.1 Stock Purchase Agreement, dated July 28, 2004, among Graham Packaging Company, L.P., OI Plastic Products FTS, Inc. and Owens-Illinois, Inc.*

         2.2 Amendment No. 1 to Stock Purchase Agreement, dated October 7, 2004, among Graham Packaging Company, L.P., Graham Acquisition Corp., OI Plastic Products FTS, Inc., Owens-Illinois, Inc. and Owens-Brockway Plastic Products Inc.

         4.1 Senior Note Indenture, dated October 7, 2004, among Graham Packaging Company, L.P., GPC Capital Corp. I, Graham Packaging Holdings Company, as parent guarantor, certain subsidiaries of Graham Packaging Company, L.P., as subsidiary guarantors, and The Bank of New York, as trustee.

         4.2 Senior Subordinated Note Indenture, dated October 7, 2004, among Graham Packaging Company, L.P., GPC Capital Corp. I, Graham Packaging Holdings Company, as parent guarantor, certain subsidiaries of Graham Packaging Company, L.P., as subsidiary guarantors, and The Bank of New York, as trustee.

         10.1 First Lien Credit Agreement, dated as of October 7, 2004, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents.

         10.2 Second Lien Credit Agreement, dated as of October 7, 2004, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents.

         99.1                 Press Release of Graham Packaging Holdings
                              Company.

---------------

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRAHAM PACKAGING HOLDINGS
                                            COMPANY


Date:  October 14, 2004                     By: BCP/Graham Holdings L.L.C.,
                                                its General Partner


                                            By:  /s/ John E. Hamilton
                                                 -----------------------------
                                                 John E. Hamilton
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------

         2.1 Stock Purchase Agreement, dated July 28, 2004, among Graham Packaging Company, L.P., OI Plastic Products FTS, Inc. and Owens-Illinois, Inc.*

         2.2 Amendment No. 1 to Stock Purchase Agreement, dated October 7, 2004, among Graham Packaging Company, L.P., Graham Acquisition Corp., OI Plastic Products FTS, Inc., Owens-Illinois, Inc. and Owens-Brockway Plastic Products Inc.

         4.1 Senior Note Indenture, dated October 7, 2004, among Graham Packaging Company, L.P., GPC Capital Corp. I, Graham Packaging Holdings Company, as parent guarantor, certain subsidiaries of Graham Packaging Company, L.P., as subsidiary guarantors, and The Bank of New York, as trustee.

         4.2 Senior Subordinated Note Indenture, dated October 7, 2004, among Graham Packaging Company, L.P., GPC Capital Corp. I, Graham Packaging Holdings Company, as parent guarantor, certain subsidiaries of Graham Packaging Company, L.P., as subsidiary guarantors, and The Bank of New York, as trustee.

         10.1 First Lien Credit Agreement, dated as of October 7, 2004, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents.

         10.2 Second Lien Credit Agreement, dated as of October 7, 2004, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents.

         99.1                 Press Release of Graham Packaging Holdings
                              Company.

---------------

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.